SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 5, 2002, between SCP POOL CORPORATION, a Delaware corporation (the “Borrower”), and BANK ONE, NA, as administrative agent (in such capacity, the “Administrative Agent”).

BACKGROUND

A.	The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of November 27, 2001 (as the same has been and may be amended, modified, supplemented, or restated from time to time, the “Credit Agreement”; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.	The Borrower has requested an amendment to Schedule 1 of the Credit Agreement, and the Administrative Agent has agreed to such amendment, subject to the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.	AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

(a)	Amendment to Schedule 1 to the Credit Agreement. Effective as of the date hereof, all references in the Credit Agreement to “Schedule 1” shall be deemed to refer to the “Schedule 1” attached hereto as Schedule 1.

2.	REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Administrative Agent that, as of the date hereof:

(a)	after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct or shall have been true, as applicable, in all material respects as of such specific date; and

(b)	after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.	CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

(a)	The Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent:

(i)	This Amendment executed by the Borrower and the Administrative Agent and acknowledged by the Guarantors.

(ii)	Guaranty Supplement (as defined in the Guaranty) executed by Fort Wayne Pools, Inc.

(iii)	Security Agreement Supplement (as defined in the Security Agreement) executed by Fort Wayne Pools, Inc.

(iv)	Copies of the certificate of incorporation of Fort Wayne Pools, Inc., together with all amendments, and certificate of existence and good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

(v)	Copies, certified by the Secretary or Assistant Secretary of Fort Wayne Pools, Inc., of its bylaws, and resolutions of the Board of Directors of Fort Wayne Pools, Inc. authorizing the execution of the Loan Documents to which it is a party.

(vi)	An incumbency certificate, executed by the Secretary or Assistant Secretary of Fort Wayne Pools, Inc., which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of Fort Wayne Pools, Inc. authorized to sign the Loan Documents to which it is a party, upon which certificate the Administrative Agent shall be entitled to rely until informed of any change in writing by Fort Wayne Pools, Inc.

(vii)	A written opinion of the Borrower's counsel, addressed to the Administrative Agent and the Lenders.

(viii)	Uniform Commercial Code financing statement covering such Collateral (as defined in the Security Agreement) of Fort Wayne Pools, Inc. as the Administrative Agent may request.

(ix)	The insurance certificate as described in Section 5.21 of the Credit Agreement and Section 4.3.2 of the Security Agreement.

(x)	Such other documents as the Administrative Agent may reasonably request.

4.	REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

5.	COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

6.	GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, and their respective successors and assigns.

7.	HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.	LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

9.	NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:

SCP POOL CORPORATION

By:	/S/ Manuel J. Perez de la Mesa Manuel J. Perez de la Mesa President and Chief Executive Officer

ADMINISTRATIVE AGENT:

BANK ONE, NA, as Administrative Agent

By:	/S/ John Horst John Horst Vice President

        Guarantors hereby consent and agree to this Amendment and agree that, subsequent to the execution of this Amendment, the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms. In addition, Guarantors hereby agree that the Security Agreement and other Loan Documents they are parties to, shall remain in full force and effect and shall continue to (i) secure the Secured Obligations and (ii) be the legal, valid and binding obligations of Guarantors and enforceable against Guarantors in accordance with their respective terms.

GUARANTORS: SCP DISTRIBUTORS LLC

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SCP PROPERTY CO.

By:	/S/ Leonard Maffei Name: Leonard Maffei Title: Secretary

ALLIANCE PACKAGING, INC.

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SUPERIOR POOL PRODUCTS LLC

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SCP ACQUISITION CO. LLC

By:	SCP Distributors LLC, as its sole member

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SCP INTERNATIONAL, INC.

By:	SCP Distributors LLC, its sole member

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SCP SERVICES LP

By:	SCP Distributors LLC, as its general partner

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer

SCP NORTHPARK LLC

By:	/S/ Leonard Maffei Name: Leonard Maffei Title: Secretary

FORT WAYNE POOLS, INC.

By:	/S/ Craig K. Hubbard Name: Craig K. Hubbard Title: Chief Financial Officer, Secretary and Treasurer